UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 1, 2023
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001577310

Sequoia Mortgage Trust 2013-8

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001176320

Sequoia Residential Funding, Inc.

(exact name of the depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001530239

RWT Holdings, Inc.

(Exact names of sponsor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-185882-04 (Commission File Number of the issuing entity)	46-3062396 46-3072712 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5693

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 6.02 Change of Servicer or Trustee.

Background

On Monday, May 1, 2023 (the “Transfer Date”), First Republic Bank (“FRB”) was closed by the California Department of Financial Protection and Innovation and the Federal Deposit Insurance Corporation (the “FDIC”) was appointed Receiver. No advance notice is given to the public when a financial institution is closed. It is the depositor’s and sponsor’s understanding that JPMorgan Chase Bank, N.A. acquired all deposit accounts and substantially all the assets of FRB. In connection with such resolution of FRB, effective on the Transfer Date, it is the depositor’s and sponsor’s understanding that the FDIC transferred the duties, rights and obligations of FRB (but only accruing from the Transfer Date onward) as a servicer for Sequoia Mortgage Trust 2013-8 (“SEMT 2013-8”) to JPMorgan Chase Bank, N.A. as successor servicer.

Transfer of Servicing for the Sequoia Mortgage Trust 2013-8

In connection with the resolution and receivership of FRB by the FDIC, JPMorgan Chase Bank, N.A. (“Chase Bank”) assumed the servicing obligations with respect to SEMT 2013-8, which are outlined in the Flow Mortgage Loan Sale and Servicing Agreement incorporated by reference herein by Exhibit 99.1 hereto (the “Servicing Agreement”) only from and after the Transfer Date. The depositor's and sponsor's understanding is that Chase Bank has no obligations with respect to servicing prior to such date, including without limitation any obligation to provide attestations or reports with respect to FRB’s servicing activities relating to SEMT 2013-8 during any prior period.

Reg AB Disclosure for JP Morgan Chase Bank, N.A.

Reg AB Item 1108 Disclosure

As of the Transfer Date, Chase Bank will act as a servicer for SEMT 2013-8. Chase Bank is a U.S. national bank headquartered in New York City that constitutes the consumer and commercial banking subsidiary of the U.S. multinational banking and financial services holding company, JPMorgan Chase & Co. (“JPM”). JPM is a leading financial services firm based in the U.S., with operations worldwide. For more information about JPM, see SEC File Number 001-05805 relating to JPMorgan Chase & Co CIK#: 0000019617, including its Form 10-K filed on February 16, 2024.

Chase Bank has been servicing mortgage loans, including pools of mortgage loans substantially similar to the mortgage loans serviced on behalf of SEMT 2013-8, for its own portfolio and on behalf of other third parties for over twenty years As noted above, as of the Transfer Date, Chase Bank has only accepted obligations with respect to the Servicing Agreement only from and after the Transfer Date. In addition, Chase Bank is in the process of fully integrating the FRB servicing platform that it acquired from the FDIC as receiver for FRB (the “FRB Transferred Servicing”) to Chase Bank’s own servicing platform. While the scope of such transition may be quantitatively material for Chase Bank’s FRB Transferred Servicing platform, Chase Bank’s Management believes that it does not have a material impact on either (i) Chase Bank’s ability to service the related assets in accordance with the Servicing Agreement, or (ii) the securities issued by SEMT 2013-8.

The report on assessment of compliance with applicable servicing criteria furnished pursuant to Item 1122 of Regulation AB by Chase Bank relating to the FRB Transferred Servicing discloses some material instances of noncompliance occurred, as described below. Management’s assessment of compliance with the Applicable Servicing Criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB for the Period1 (as defined below), disclosed that material instances of noncompliance occurred with respect to the servicing criterion set forth in Items 1122(d)(2)(v), 1122(d)(4)(vi), and 1122(d)(4)(x)(b) as follows:

1122(d)(2)(v): Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of §240.13k-1(b)(1) of this chapter.

Custodial accounts for certain transactions were not maintained at an institution meeting the minimum rating agency requirements set forth in applicable agreements.

1122(d)(4)(vi): Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

An instance was identified where a title transfer occurred without obtaining approval as required by the applicable transaction agreement.

1122(d)(4)(x)(b): Regarding any funds held in trust for an obligor (such as escrow accounts): Interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws.

Certain instances were identified where interest on funds held in trust for an obligor was not paid or credited in accordance with state laws.

Chase Bank Management’s Discussion of the Material Instances of Noncompliance

1.1122(d)(2)(v) – Maintenance of Custodial Accounts:

a)	General. The transaction agreements for the FRB Transferred Servicing transactions require the institutions maintaining custodial accounts for each transaction to satisfy certain eligibility criteria. Generally, such eligibility criteria can be satisfied if the institution holding the account either (i) possesses requisite long and/or short-term credit ratings from the specified rating agency(ies) (collectively, the “Requisite Ratings”), or (ii) satisfies one of the other alternative means of establishing account eligibility (collectively, “Alternative Means”). With respect to certain custodial accounts maintained by Chase Bank during the Period, Management has determined that such custodial accounts were not maintained “as set forth in the transaction agreements” because (i) Chase Bank’s long and/or short-term issuer ratings during the Period were lower than the related Requisite Ratings thresholds for such transactions, and (ii) there was no Alternative Means during the Period to satisfy account eligibility requirements for such transactions.

b)	Background. Management disclosed account eligibility noncompliance as a material instance of noncompliance in Chase Bank’s 2023 Management’s Report on Assessment of Compliance with Applicable Servicing Criteria relating to the FRB Transferred Servicing Platform for the Period (the “Chase Management’s Report”).

c)	Current Scope. As of the end of the Period, Management has determined that some of Chase Bank’s FRB Transferred Servicing transactions listed on Appendix B to the Chase Management’s Report have account eligibility noncompliance. While the scope of account eligibility noncompliance may be quantitatively material for Chase Bank’s FRB Transferred Servicing platform, Management believes that the account eligibility noncompliance does not have a material impact on either (i) Chase Bank’s ability to service the transactions in accordance with the transaction agreements, or (ii) the securities issued in connection with the related transactions or the investors holding such securities.

d)	Remediation. As of the Transfer Date, Chase Bank has been performing the activities related to Item 1122(d)(2)(v). Chase Bank intends to address the account eligibility noncompliance as part of its ongoing transition of the servicing business and may either move the affected accounts to banking institutions with Requisite Ratings or pursue an alternative resolution mutually acceptable to the parties.

2.1122(d)(4)(vi) – Transfer of Title:

a)	General. The transaction agreements for Chase Bank’s FRB Transferred Servicing platform transactions require certain approvals before changes made be made to the underlying mortgages, including without limitation transfers of title.

b)	Background. Management disclosed noncompliance with obtaining the requisite approval relating to a transfer of title as a material instance of noncompliance on the Chase Management’s Report.

c)	Current Scope. As of the end of the Period, Management has determined that only one such instance of noncompliance has occurred. While the scope of account eligibility noncompliance may be quantitatively material for Chase Bank’s FRB Transferred Servicing platform, Management believes that such noncompliance does not have a material impact on either (i) Chase Bank’s ability to service the transactions in accordance with the transaction agreements, or (ii) the securities issued in connection with the related transactions or the investors holding such securities.

d)	Remediation. As of the Transfer Date, Chase Bank has been performing the activities related to Item 1122(d)(4)(vi). Chase Bank intends to address the noncompliance as part of its ongoing transition of the servicing business to Chase Bank’s existing servicing platform.

3.1122(d)(4)(x)(b) – Interest on Escrow Funds:

a)	General. The transaction agreements for Chase Bank’s FRB Transferred Servicing platform transactions require the institutions maintaining escrow accounts for each transaction to comply with applicable federal and state law.

b)	Background. Management disclosed escrow account noncompliance as a material instance of noncompliance on the Chase Management’s Report.

c)	Current Scope. As of the end of the Period, Management has determined that some of Chase Bank’s FRB Transferred Servicing transactions listed on Appendix B to the Chase Management’s Report have escrow account noncompliance. While the scope of escrow account noncompliance is quantitatively material for the Chase Bank’s FRB Transferred Servicing platform, Management believes that the escrow account noncompliance does not have a material impact on either (i) Chase Bank’s ability to service the transactions in accordance with the transaction agreements, or (ii) the securities issued in connection with the related transactions or the investors holding such securities.

d)	Remediation. As of the Transfer Date, Chase Bank has been performing the activities related to Item 1122(d)(4)(x)(b). An analysis and correction plan is underway and Chase Bank intends to address the escrow account noncompliance as part of its ongoing transition of the servicing business to Chase Bank’s existing servicing platform.

 1Due to the transfer by the FDIC of FRB’s servicing related to SEMT 2013-8 to Chase Bank on the Transfer Date, and for purposes of its servicing activities related to Item 1122(d)(2)(v) of Regulation AB, Chase Bank’s reporting period for its FRB Transferred Servicing platform was from May 1, 2023 through and including December 31, 2023 (the “Period”).

The identified instance relating to Item 1122(d)(4)(vi) did not involve the servicing of the assets backing the asset-backed securities covered in this Form 8-K.

The identified instance relating to Item 1122(d)(4)(x)(b) did involve the servicing of the assets backing the asset-backed securities covered in this Form 8-K.

An analysis is currently underway to determine whether the identified instance relating to Item 1122(d)(2)(v) involves the servicing of the assets backing the asset-backed securities covered in this Form 8-K but it is likely that it does.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 99.1		Flow Mortgage Loan Sale and Servicing Agreement (the “FRB Sale and Servicing Agreement”), dated as of July 1, 2010, between the Seller and First Republic Bank (“FRB”) (filed as Exhibit 10.4 to the registrant’s Current Report on Form 8-K dated November 29, 2012 under Commission File No. 333-185882-04 and is incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequoia Residential Funding, Inc. (Depositor)

/s/ Jeremy P. Strom
Jeremy P. Strom, President & Senior Officer in Charge of Securitization

Date: May 3, 2024

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